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                                                                      EXHIBIT 21

                          ALLIED WASTE INDUSTRIES, INC.
                      SUBSIDIARIES AS OF MARCH 12, 2004

       3003304 Nova Scotia Company
       572060 B.C. Ltd.
       AAWI, Inc
       Abilene Landfill TX, LP
       Action Disposal, Inc.
       Ada County Development Company, Inc.
       Adrian Landfill, Inc.
       ADS of Illinois, Inc.
       ADS, Inc.
       Agri-Tech, Inc. of Oregon
       Alabama Recycling Services, Inc.
       Albany - Lebanon Sanitation, Inc.
       Allied Acquisition Pennsylvania, Inc.
       Allied Acquisition Two, Inc.
       Allied Enviro Engineering, Inc. (TX)
       Allied Enviroengineering, Inc.
       Allied Gas Recovery Systems, L.L.C.
       Allied Green Power, Inc.
       Allied Nova Scotia, Inc.
       Allied Receivables Funding Incorporated
       Allied Services, LLC
       Allied Transfer Systems of New Jersey, LLC
       Allied Waste Alabama, Inc.
       Allied Waste Company, Inc.
       Allied Waste Hauling of Georgia, Inc.
       Allied Waste Holdings (Canada) Ltd.
       Allied Waste Industries (Arizona), Inc.
       Allied Waste Industries (New Mexico), Inc.
       Allied Waste Industries (Southwest), Inc.
       Allied Waste Industries of Georgia, Inc.
       Allied Waste Industries of Illinois, Inc.
       Allied Waste Industries of Northwest Indiana, Inc.
       Allied Waste Industries of Tennessee, Inc.
       Allied Waste Landfill Holdings, Inc.
       Allied Waste North America, Inc.
       Allied Waste of California, Inc.
       Allied Waste of Long Island, Inc.
       Allied Waste of New Jersey, Inc.
       Allied Waste of New Jersey-New York, LLC
       Allied Waste Rural Sanitation, Inc.
       Allied Waste Services, Inc. (TX)

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       Allied Waste Sycamore Landfill, LLC
       Allied Waste Systems (Texas) Inc.
       Allied Waste Systems Holdings, Inc.
       Allied Waste Systems of New Jersey, LLC
       Allied Waste Systems, Inc.
       Allied Waste Transportation, Inc.
       American Disposal Services of Illinois, Inc.
       American Disposal Services of Kansas, Inc.
       American Disposal Services of Missouri, Inc.
       American Disposal Services of New Jersey, Inc.
       American Disposal Services of West Virginia, Inc.
       American Disposal Services, Inc.
       American Disposal Transfer Services of Illinois, Inc.
       American Materials Recycling Corp.
       American Sanitation, Inc.
       American Transfer Company, Inc.
       Anderson Regional Landfill, LLC
       Anson County Landfill NC, LLC
       Apache Junction Landfill Corporation
       Arbor Hills Holdings, LLC
       Area Disposal, Inc.
       Atlantic Waste Holding Company, Inc.
       Attwoods of North America, Inc.
       Attwoods Umweltschutz Gmbh
       Atwoods Holdings Gmbh
       Autauga County Landfill, LLC
       Automated Modular Systems, Inc.
       Autoshred, Inc.
       AWIN Leasing Company, Inc.
       AWIN Leasing II, LLC
       AWIN Management, Inc.
       Belleville Landfill, Inc.
       Benton County Development Company
       BFGSI Series 1997-A Trust (Minority Interest)
       BFGSI, L.L.C.
       BFI Argentina, S.A.
       BFI Atlantic gmbh
       BFI Atlantic, Inc.
       BFI Energy Inc.
       BFI Energy Systems of Albany, Inc.
       BFI Energy Systems of Boston, Inc.
       BFI Energy Systems of Delaware County, Inc.
       BFI Energy Systems of Essex County, Inc.
       BFI Energy Systems of Hempstead, Inc.
       BFI Energy Systems of Niagara II, Inc.
       BFI Energy Systems of Niagara, Inc.

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       BFI Energy Systems of Plymouth, Inc.
       BFI Energy Systems of SEMASS, Inc.
       BFI Energy Systems of Southeastern Connecticut, Inc.
       BFI International, Inc.
       BFI of Ponce, Inc.
       BFI REF-FUEL, INC.
       BFI Services Group, Inc.
       BFI Trans River (GP), Inc.
       BFI Trans River (LP), Inc.
       BFI Transfer Systems of Alabama, LLC
       BFI Transfer Systems of DC, LLC
       BFI Transfer Systems of Georgia, LLC
       BFI Transfer Systems of Maryland, LLC
       BFI Transfer Systems of Massachusetts, LLC
       BFI Transfer Systems of Mississippi, LLC
       BFI Transfer Systems of New Jersey, Inc.
       BFI Transfer Systems of Pennsylvania, LLC
       BFI Transfer Systems of Texas, LP
       BFI Transfer Systems of Virginia, LLC
       BFI Waste Services of Indiana, LP
       BFI Waste Services of Massachusetts, LLC
       BFI Waste Services of Pennsylvania, LLC
       BFI Waste Services of Tennessee, LLC
       BFI Waste Services of Texas, LP
       BFI Waste Services, LLC
       BFI Waste Systems of Alabama, LLC
       BFI Waste Systems of Arkansas, LLC
       BFI Waste Systems of Georgia, LLC
       BFI Waste Systems of Indiana, LP
       BFI Waste Systems of Kentucky, LLC
       BFI Waste Systems of Louisiana, LLC
       BFI Waste Systems of Massachusetts, LLC
       BFI Waste Systems of Mississippi, LLC
       BFI Waste Systems of Missouri, LLC
       BFI Waste Systems of New Jersey, Inc.
       BFI Waste Systems of North America, Inc.
       BFI Waste Systems of North Carolina, LLC
       BFI Waste Systems of Oklahoma, LLC
       BFI Waste Systems of Pennsylvania, LLC
       BFI Waste Systems of South Carolina, LLC
       BFI Waste Systems of Tennessee, LLC
       BFI Waste Systems of Virginia, LLC
       Bio-Med of Oregon, Inc.
       Blue Ridge Landfill General Partnership
       Blue Ridge Landfill TX, LP
       Bond County Landfill, Inc.
       Borrego Landfill, Inc.

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       Brenham Total Roll-Offs, LP
       Brickyard Disposal & Recycling, Inc.
       Bridgeton Landfill, LLC
       Bridgeton Transfer Station, LLC
       Browning-Ferris Financial Services, Inc.
       Browning-Ferris Industries Argentina, S.A.
       Browning-Ferris Industries Asia Pacific, Inc.
       Browning-Ferris Industries Chemical Services, Inc.
       Browning-Ferris Industries de Mexico, S.A. de C.V.
       Browning-Ferris Industries Europe, Inc.
       Browning-Ferris Industries of California, Inc.
       Browning-Ferris Industries of Florida, Inc.
       Browning-Ferris Industries of Illinois, Inc.
       Browning-Ferris Industries of New Jersey, Inc.
       Browning-Ferris Industries of New York, Inc.
       Browning-Ferris Industries of Ohio, Inc.
       Browning-Ferris Industries of Puerto Rico, Inc.
       Browning-Ferris Industries of Tennessee, Inc.
       Browning-Ferris Industries, Inc. (DE)
       Browning-Ferris Industries, Inc. (MA)
       Browning-Ferris Industries, Ltd.
       Browning-Ferris Quebec Inc.
       Browning-Ferris Services, Inc.
       Browning-Ferris, Inc.
       Brundidge Landfill, LLC
       Brunswick Waste Management Facility, LLC
       Bunting Trash Service, Inc.
       Butler County Landfill, LLC
       C.C. Boyce & Sons, Inc.
       Camelot Landfill TX, LP
       Capitol Recycling & Disposal, Inc.
       CC Landfill, Inc.
       CECOS International, Inc.
       Celina Landfill, Inc.
       Central Sanitary Landfill, Inc.
       Chambers Development of North Carolina, Inc.
       Champion Recycling Inc.
       Charter Evaporation Resource Recovery Systems
       Cherokee Run Landfill, Inc.
       Chestnut Equipment Leasing Corp.
       Chilton Landfill, LLC
       Citizens Disposal, Inc.
       City Garbage, Inc.
       City-Star Services, Inc.
       Clarkston Disposal, Inc.
       Clinton County Landfill Partnership
       Cocopah Landfill, Inc.
       Commercial Reassurance Limited

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       Congress Development Co.
       Consolidated Processing, Inc.
       Containerized, Inc. of Texas
       Copper Mountain Landfill, Inc.
       Corvallis Disposal Co.
       County Disposal (Ohio), Inc.
       County Disposal, Inc.
       County Landfill, Inc.
       County Line Landfill Partnership
       Courtney Ridge Landfill, LLC
       Crow Landfill TX, L.P.
       D & L Disposal L.L.C.
       Dallas Disposal Co.
       Delta Container Corporation
       Delta Dade Recycling Corp.
       Delta Paper Stock, Co.
       Delta Resources Corp.
       Delta Site Development Corp.
       Delta Waste Corp.
       Dempsey Waste Systems II, Inc.
       Denver RL North, Inc.
       Dinverno, Inc.
       Donna Development Co. TX, LP
       Dowling Industries, Inc.
       DTC Management, Inc.
       E Leasing Company, LLC
       Eagle Industries Leasing, Inc.
       Eastern Disposal, Inc.
       ECDC Environmental of Humboldt County, Inc.
       ECDC Environmental, L.C.
       ECDC Holdings, Inc.
       EcoSort, L.L.C.
       El Centro Landfill, LP
       Elder Creek Transfer & Recovery, Inc.
       Ellis County Landfill TX, LP
       Ellis Scott Landfill MO, LLC
       Environmental Development Corp.
       Environmental Development Corp.
       Environmental Reclamation Company
       Environtech, Inc.
       Envotech-Illinois L.L.C.
       EOS Environmental, Inc.
       Evergreen Scavenger Service, Inc.
       Evergreen Scavenger Service, L.L.C.
       F. P. McNamara Rubbish Removal, Inc.
       Flint Hill Road, LLC
       Foothills Sanitary Landfill, Inc.

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       Forest View Landfill, LLC
       Fort Worth Landfill TX, LP
       Forward, Inc.
       Fred Barbara Trucking Co., Inc.
       Frontier Waste Services (Colorado), LLC
       Frontier Waste Services (Utah), LLC
       Frontier Waste Services of Louisiana L.L.C.
       Frontier Waste Services, L.P.
       G. Van Dyken Disposal Inc.
       Galveston County Landfill TX, LP
       Gateway Landfill, LLC
       GEK, Inc.
       General Refuse Rolloff Corp.
       General Refuse Service of Ohio, LLC
       Georgia Recycling Services, Inc.
       Global Indemnity Assurance Company
       Golden Triangle Landfill TX, LP
       Golden Waste Disposal, Inc.
       Grants Pass Sanitation, Inc.
       Great Lakes Disposal Service, Inc.
       Great Plains Landfill OK, LLC
       Green Valley Landfill General Partnership
       Greenridge Reclamation, LLC
       Greenridge Waste Services, LLC
       Greenwood Landfill TX, LP
       Gulf West Landfill TX, LP
       Gulfcoast Waste Service, Inc.
       H Leasing Company, LLC
       Harland's Sanitary Landfill, Inc.
       Harrison County Landfill, LLC
       Houston Towers TX, LP
       Illiana Disposal Partnership
       Illinois Landfill, Inc.
       Illinois Recycling Services, Inc.
       Illinois Valley Recycling, Inc.
       Imperial Landfill, Inc.
       Independent Trucking Company
       Ingrum Waste Disposal, Inc.
       International Disposal Corp. of California
       Island Waste Services Ltd.
       Itasca Landfill TX, LP
       Jackson County Landfill, LLC
       Jefferson City Landfill, LLC
       Jetter Disposal, Inc.
       Jones Road Landfill & Recycling Ltd.
       Kankakee Quarry, Inc.

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       Keller Canyon Landfill Company
       Keller Drop Box, Inc.
       Kent-Meridian Disposal Company
       Kerrville Landfill TX, LP
       Key Waste Indiana Partnership
       La Canada Disposal Company, Inc.
       Lake County C & D Development Partnership
       Lake Norman Landfill, Inc.
       LandComp Corporation
       Lathrop Sunrise Sanitation Corporation
       Lee County Landfill SC, LLC
       Lee County Landfill, Inc.
       Lemons Landfill, LLC
       Lewisville Landfill TX, LP
       Liberty Waste Holdings, Inc.
       Liberty Waste Services Limited, L.L.C.
       Liberty Waste Services of Illinois, L.L.C.
       Liberty Waste Services of McCook, L.L.C.
       Little Creek Landing, LLC
       Local Sanitation of Rowan County,  L.L.C.
       Loop Recycling, Inc.
       Loop Transfer, Incorporated
       Louis Pinto & Son, Inc., Sanitation Contractors
       Lucas County Land Development, Inc.
       Mamaroneck Truck Repair, Inc.
       Manumit of Florida, Inc.
       Marion Resource Recovery Facility, LLC
       Mars Road TX, LP
       McCarty Road Landfill TX, LP
       McInnis Waste Systems, Inc.
       Mesa Disposal, Inc.
       Mesquite Landfill TX, LP
       Metro Enviro Transfer, LLC
       Mexia Landfill TX, LP
       Minneapolis Refuse, Inc.
       Mirror Nova Scotia Limited
       Mississippi Waste Paper Company
       Missouri City Landfill, LLC
       Moorhead Landfill General Partnership
       Mountain Home Disposal, Inc.
       N Leasing Company, LLC
       NationsWaste Catawba Regional Landfill, Inc.
       NationsWaste, Inc.
       Ncorp, Inc.
       New Morgan Landfill Company, Inc.
       New York Waste Services, LLC
       Newco Waste Systems of New Jersey, Inc.

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       Newton County Landfill Partnership
       Noble Road Landfill, Inc.
       Northeast Landfill, LLC
       Oakland Heights Development, Inc.
       Oklahoma City Landfill, L.L.C.
       Omega Holdings Gmbh
       Oscar's Collection System of Fremont, Inc.
       Otay Landfill, Inc.
       Ottawa County Landfill, Inc.
       Packerton Land Company, L.L.C.
       Palomar Transfer Station, Inc.
       Panama Road Landfill, TX, L.P.
       Paper Recycling Systems, Inc.
       Peltier Real Estate Company
       Pinal County Landfill Corp.
       Pine Bend Holdings, LLC
       Pine Hill Farms Landfill TX, LP
       Pinecrest Landfill OK, LLC
       Pittsburg County Landfill, Inc.
       Pleasant Oaks Landfill TX, LP
       Polk County Landfill, LLC
       Portable Storage Co.
       Preble County Landfill, Inc.
       Price & Sons Recycling Company
       Prime Carting, Inc.
       Prince George's County Landfill, LLC
       PSI Waste Systems, Inc.
       Rabanco Companies
       Rabanco Recycling, Inc.
       Rabanco, Ltd.
       Ramona Landfill, Inc.
       RC Miller Enterprises, Inc.
       RC Miller Refuse Service, Inc.
       RCS, Inc.
       Recycling Associates, Inc.
       Ref-Fuel Canada Ltd.
       Regional Disposal Company
       Resource Recovery, Inc.
       Rio Grande Valley Landfill TX, LP
       Risk Services, Inc.
       Rock Road Industries, Inc.
       Roosevelt Associates
       Ross Bros. Waste & Recycling Co.
       Rossman Sanitary Service, Inc.
       Roxana Landfill, Inc.
       Royal Holdings, Inc.

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       Royal Oaks Landfill TX, LP
       S & S Recycling, Inc.
       S Leasing Company, LLC
       Saguaro National Insurance Company
       Saline County Landfill, Inc.
       San Marcos NCRRF, Inc.
       Sand Valley Holdings, L.L.C.
       Sangamon Valley Landfill, Inc.
       Sanitary Disposal Service, Inc.
       Sauk Trail Development, Inc.
       Show-Me Landfill, LLC
       Shred - All Recycling Systems, Inc.
       Source Recycling, Inc.
       South Central Texas Land Co. TX, LP
       Southeast Landfill, LLC
       Southwest Landfill TX, LP
       Southwest Regional Landfill, Inc.
       Southwest Waste, Inc.
       Springfield Environmental General Partnership
       Standard Disposal Services, Inc.
       Standard Environmental Services, Inc.
       Standard Waste, Inc.
       Strategic Action Committee
       Streator Area Landfill, Inc.
       Suburban Carting Corp.
       Suburban Transfer, Inc.
       Suburban Warehouse, Inc.
       Summit Waste Systems, Inc.
       Sunrise Sanitation Service, Inc.
       Sunset Disposal Service, Inc.
       Sunset Disposal, Inc.
       Super Services Waste Management, Inc.
       Sycamore Landfill, Inc.
       Tate's Transfer Systems, Inc.
       Taylor Ridge Landfill, Inc.
       Tennessee Union County Landfill, Inc.
       The Ecology Group, Inc.
       Thomas Disposal Service, Inc.
       Tom Luciano's Disposal Service, Inc.
       Total Roll-Offs, L.L.C.
       Total Solid Waste Recyclers, Inc.
       Tri-State Recycling Services, Inc.
       Tri-State Refuse Corporation
       Tricil (N.Y.), Inc.
       Trottown Transfer, Inc.
       Turkey Creek Landfill TX, LP
       United Disposal Service, Inc.

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       Upper Rock Island County Landfill, Inc.
       Valley Landfills, Inc.
       VHG, Inc.
       Victoria Landfill TX, LP
       Vining Disposal Service, Inc.
       Warner Hill Development Company
       Waste Control Systems, Inc.
       Waste Services of New York, Inc.
       Wastehaul, Inc.
       Wayne County Landfill IL, Inc.
       WDTR, Inc.
       Webster Parish Landfill, L.L.C.
       Whispering Pines Landfill TX, LP
       Willamette Resources, Inc.
       Williams County Landfill Inc.
       Willow Ridge Landfill, LLC
       WJR Environmental, Inc.
       Woodlake Sanitary Service, Inc.